UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                  SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act Of 1934

      Filed by the Registrant |x|

      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |_| Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |x| Definitive Proxy Statement

      |_| Definitive Additional Materials

      |_| Soliciting Material Pursuant to ss. 240.14a-12

                              KATY INDUSTRIES, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |x| No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)  Title of each class of securities to which transaction applies:

          2)  Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)  Proposed maximum aggregate value of transaction:

          5)  Total fee paid:

      |_| Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

          2)  Form, Schedule or Registration Statement No.:

          3)  Filing Party:

          4)  Date Filed:

                              KATY INDUSTRIES, INC.
                              765 Straits Turnpike
                          Middlebury, Connecticut 06762
                                 (203) 598-0397

                                 April 29, 2004

Dear Stockholders:

      You are cordially invited to attend the 2004 annual meeting of stockholders of Katy Industries, Inc. (the Company or Katy), which will be held at 10:00 a.m. (local time) on Thursday, May 27, 2004, at The Heritage - A Dolce Conference Resort, located at 522 Heritage Road, Southbury, Connecticut.

      The principal business of the annual meeting will be (i) the election of our Class I directors, and (ii) the ratification of the appointment by the Company's Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2004. We will also review our results for the past fiscal year and report on significant aspects of our operations during the first quarter of 2004.

      It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the annual meeting, we encourage you to vote by signing and returning the enclosed proxy card so that your shares will be voted at the annual meeting. If you decide to attend the annual meeting, you may revoke your proxy and personally cast your votes.

      Thank you, and we look forward to seeing you at the annual meeting or receiving your proxy vote.

                                              Sincerely yours,


                                              /s/ William F. Andrews

                                              William F. Andrews
                                              Chairman of the Board

                              KATY INDUSTRIES, INC.
                              765 Straits Turnpike
                          Middlebury, Connecticut 06762
                                 (203) 598-0397

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Katy Industries, Inc.:

      We are holding an annual meeting of stockholders of Katy Industries, Inc. on May 27, 2004 at 10:00 a.m., local time. The meeting will be held at The Heritage - A Dolce Conference Resort, located at 522 Heritage Road, Southbury, Connecticut. At the meeting, you will be asked to vote on the following:

1. The election of four Class I members of the Board of Directors to serve for a term of two years;

2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent public auditors for the year ending December 31, 2004; and

3. The transaction of other business as may properly come before the annual meeting or any adjournment thereof.

      The Proxy Statement that we are delivering with this Notice contains important information concerning the proposals to be considered at the annual meeting. You will be entitled to vote at the annual meeting if you were a stockholder of Katy at the close of business on April 19, 2004.

                                              By Order of the Board of Directors


                                              /s/ Amir Rosenthal

                                              Amir Rosenthal
                                              Secretary

Middlebury, Connecticut
April 29, 2004

                  YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

         PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN
      IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO
                               ATTEND THE MEETING.

        IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE YOUR PROXY
                               AND VOTE IN PERSON.

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

THE ANNUAL MEETING

      The annual meeting will be held on May 27, 2004 at The Heritage - A Dolce Conference Resort, located at 522 Heritage Road, Southbury, Connecticut, at 10:00 a.m., local time.

THIS PROXY SOLICITATION

      We are sending you this Proxy Statement because our Board of Directors is seeking your proxy to vote your shares at the annual meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission and is intended to assist you in voting your shares. On or about April 29, 2004, we will begin mailing information to all people who, according to our stockholder records, owned shares of our common stock at the close of business on April 19, 2004. As of March 31, 2004, there were 7,880,877 shares of our common stock outstanding.

      Katy will pay the cost of requesting these proxies. Katy's directors, officers and employees may request proxies in person or by telephone, mail, facsimile or letter.

VOTING YOUR SHARES

      You are entitled to one vote at the annual meeting for each share of Katy's common stock that you owned of record at the close of business on April 19, 2004. The number of shares you own (and may vote) is listed on the enclosed proxy card.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot. We will give you a ballot at the annual meeting. To vote by proxy, you must complete and return the enclosed proxy card. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the annual meeting in accordance with the instructions you give on the proxy card.

      Your proxy card will be valid only if you sign, date and return it before the annual meeting. IF YOU COMPLETE THE PROXY CARD EXCEPT FOR THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. You may revoke your proxy at any time before it is voted by any of the following means:

      - Notifying the Secretary of Katy in writing that you wish to revoke your proxy.

      -     Submitting a proxy dated later than your original proxy.

      - Attending the annual meeting and voting. Merely attending the annual meeting will not by itself revoke a proxy; you must vote your shares at the annual meeting to revoke the proxy.

      The Board of Directors does not expect any matter other than the proposals discussed in this Proxy Statement to be presented at the annual meeting. However, if any other matter properly comes before the annual meeting, your proxies will act on such matter in their discretion.

QUORUM AND VOTES REQUIRED FOR APPROVAL

      The presence in person or by proxy of holders of a majority of the outstanding shares of common stock will constitute a quorum for the annual meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, the stockholders who are present at the annual meeting in person or by proxy and who abstain are considered stockholders who are present and entitled to vote and they count toward the quorum. Abstentions and shares of record held by a broker or its nominee that are voted on any matter are included in determining whether a quorum is present. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

      Each share of common stock is entitled to one vote on each matter to come before the annual meeting. With regard to the election of directors, you may vote for a candidate or withhold your vote. If a quorum is present, directors will be elected by a plurality of the votes cast for the election of directors. "Plurality" means that the nominees who receive the largest number of votes cast will be elected as directors, up to the maximum number of directors to be elected at the annual meeting. Consequently, any shares not voted (whether by abstention or withholding authority) have no impact on the election of directors except to the extent the failure to vote for one candidate results in another candidate receiving a larger number of votes.

      If a quorum is present, the approval of Proposal 2 requires the affirmative vote of the holders of a majority of the common stock present, in person or by proxy, at the annual meeting. With respect to this matter, a stockholder may (i) vote "For" the matter, (ii) vote "Against" the matter, or
(iii) "Abstain" from voting on the matter. A vote to abstain from voting on this proposal has the same effect as a vote against such matter.

      Under rules of self-regulatory organizations governing brokers, brokers holding shares of record for customers generally are entitled to vote on routine matters without voting instructions from their customers. The election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP are considered routine matters. On non-routine matters, brokers must obtain voting instructions from customers. If a broker does not receive voting instructions from a customer on non-routine matters and accordingly does not vote on these matters, this is called a broker non-vote.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

      Katy's business is managed under the direction of its Board of Directors. There are currently nine directors, divided into two classes serving staggered terms. The classes are as nearly equal in number as possible with five Class II directors, elected to two-year terms at the 2003 annual meeting, and four Class I directors, elected to two-year terms at the 2002 annual meeting. Stockholders will elect four Class I directors at the annual meeting to serve for a two-year term ending at the time of the 2006 annual meeting.

      Nominees for election whose terms will expire in 2006 (Class I):

            Robert M. Baratta
            Daniel B. Carroll
            Wallace E. Carroll, Jr.
            C. Michael Jacobi

      All of the nominees are current directors of the Company and have indicated their willingness to serve as directors. The five Class II directors of Katy are: William F. Andrews (Chairman), Christopher Lacovara, Christopher W. Anderson, Samuel P. Frieder, and James A. Kohlberg. The Class II directors are not up for re-election at the annual meeting, as their terms expire at the time of the 2005 annual meeting.

      For information concerning the nominees for director and the current directors, see the sections of this Proxy Statement entitled "Information Concerning Directors and Executive Officers," "Security Ownership of Management" and "Security Ownership of Certain Beneficial Owners."

REQUIRED VOTE

      Directors are elected by the affirmative vote of a plurality of the votes cast in the election.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 1. IF ANY NOMINEE BECOMES UNAVAILABLE TO SERVE ON THE BOARD OF DIRECTORS FOR ANY REASON, YOUR PROXY WILL BE VOTED FOR A PERSON OR PERSONS TO BE SELECTED BY THE BOARD OF DIRECTORS. PROXIES CANNOT BE VOTED FOR A NUMBER OF NOMINEES GREATER THAN THE NUMBER OF CLASS I DIRECTORS.

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

      The following table shows information with respect to nominees for director, current directors, and executive officers of Katy:

Nominees - Class I Directors

      The following table shows information about the nominees to Katy's Board of Directors who are currently Class I directors.

                                          Principal Occupation and
                                             Business Experience                                    Period of Service
Name                        Age          During the Past Five Years           Other Directorships    as Katy Director
------------------------   -----   ----------------------------------------   -------------------   -----------------
Robert M. Baratta            74    2001 to Present: Director of Katy          None                  2001 to Present
                                   2001 (February) to 2001 (June):
                                     President and Chief Executive Officer
                                     and Director of Katy
                                   1999 to 2000 (June): Senior Vice
                                     President of Katy
                                   1995 to 1999: Executive Vice President
                                     of Katy
Daniel B. Carroll            68    2002 to Present: Private Investor          None                  1994 to Present
                                   1998 to 2002: Member and Manager of
                                     Newgrange L.L.C., a components
                                     supplier to the global footwear
                                     industry
                                   1994 to 2002: Partner of Newgrange
                                     L.P., a holding company for Newgrange
                                     L.L.C.
                                   1985 to Present: Vice President of ATP
                                     Manufacturing, LLC, a manufacturer of
                                     molded poly-urethane components
Wallace E. Carroll, Jr.      66    1992 to Present: Chairman of CRL, Inc.,    None                  1991 to Present
                                     a diversified holding company

                                          Principal Occupation and
                                             Business Experience                                    Period of Service
Name                        Age          During the Past Five Years           Other Directorships    as Katy Director
------------------------   -----   ----------------------------------------   -------------------   -----------------
C. Michael Jacobi            62    2001 to Present: Chief Executive           Corrections Corp.     2001 to Present
                                     Officer, President, and a Director of      of America
                                     Katy                                     Webster Financial
                                   2001 to Present: Chairman of Invisible      Corporation
                                     Technologies, Inc., a privately held
                                     company engaged in the manufacturing
                                     and distribution of electronic
                                     products for the training, tracking
                                     and containment of sporting dogs and
                                     companion pets
                                   1999 to 2001: Owner, Stable House
                                     Consulting
                                   1999 to 2000: Chairman of Timex Watches
                                     Limited (India), a publicly held
                                     company headquartered in New Delhi,
                                     India
                                   1999 to 2000: Chairman and Chief
                                     Executive Officer of Beepwear Paging
                                     Products, LLC, a company jointly owned
                                     by Timex Corporation and Motorola, Inc.
                                   1993 to 1999: Chief Executive Officer,
                                     President, and a director of Timex
                                     Corporation, a leading worldwide
                                     manufacturer and marketer of watches
                                   1993 to 1999: Chairman of Callanen
                                     International, a company engaged in
                                     the fashion watch business

Wallace E. Carroll, Jr. and Daniel B. Carroll are first cousins.

Class II Directors

      The following directors were elected to two year terms at the 2003 annual meeting, and are not up for re-election at the 2004 annual meeting.


                                          Principal Occupation and
                                             Business Experience                                    Period of Service
Name                        Age          During the Past Five Years           Other Directorships    as Katy Director
------------------------   -----   ----------------------------------------   -------------------   -----------------
Christopher W. Anderson      29    1998 to Present:  Associate at Kohlberg    None                  2001 to Present
                                     & Co., L.L.C.
William F. Andrews           72    2001 to Present:  Chairman of Katy         Black Box             1991 to Present
                                     Industries, Inc.                           Corporation
                                   2001 to Present:  Chairman of Allied       Corrections Corp.
                                     Aerospace Industries, Inc., an             of America
                                     aerospace and defense engineering firm   TREX Corp.
                                     and provider of comprehensive
                                     aerospace and defense products and
                                     services
                                   2000 to Present:  Chairman of
                                     Corrections Corp. of America, a
                                     private sector provider of detention
                                     and correction services
                                   1998 to 2001:  Chairman of Northwestern
                                     Steel & Wire Company, a manufacturer
                                     of steel rods and beams
                                   1997 to Present:  Consultant with
                                     Kohlberg & Co., L.L.C.
                                   1995 to 2001:  Chairman of Scovill
                                     Fasteners, a manufacturer of apparel
                                     and industrial fasteners
Samuel P. Frieder            39    1989 to Present:  Principal of Kohlberg                          2001 to Present
                                     & Co., L.L.C.
James A. Kohlberg            46    1987 to Present:  Co-Founder and                                 2001 to Present
                                     Managing Principal of Kohlberg & Co.,
                                     L.L.C.
Christopher Lacovara         39    1988 to Present:  Principal of Kohlberg                          2001 to Present
                                     & Co., L.L.C.

Executive Officers

                                        Principal Occupation and Business Experience
Name                        Age                  During the Past Five Years
------------------------   -----   --------------------------------------------------------
Thomas D. Burns              50    2002 to Present: President, Katy Commercial Products
                                   1999 to 2002: President, Rubbermaid Closet &
                                     Organization, a division of Newell Rubbermaid
                                   1998 to 1999: President, Bernzomatic, a division of
                                     Newell Rubbermaid
David C. Cooksey             59    2001 to Present: Corporate Director of Accounting and
                                     Assistant Treasurer
                                   1999 to Present: Chief Financial Officer of Continental
                                     Commercial Products, LLC (successor to Contico
                                     International, L.L.C.), a wholly-owned subsidiary of
                                     Katy
                                   1987 to 1999: Chief Financial Officer of Contico
                                     International, Inc. (predecessor to Contico
                                     International, L.L.C.)
Michael C. Paul              41    2003 to Present: Corporate Director of Financial
                                     Reporting and Treasurer
                                   2002 to 2003: Director of Financial Systems and
                                     Compliance of Asbury Automotive Group Inc.
                                   2000 to 2002: Corporate Controller of Asbury Automotive
                                     Group Inc.
                                   1999 to 2000: Assistant Controller, Crompton Corporation
                                   1997 to 1999: Project Team Leader, Crompton Corporation
David S. Rahilly             59    2002 to Present: President, Katy Consumer Products
                                   2001 to 2002: President and General Manager, Woods
                                     Industries, Inc., a wholly-owned subsidiary of Katy
                                   1998 to 2001: Principal and President of Stunt, L.L.C.
                                     and Radius, L.L.C., companies engaged in the import
                                     and distribution of watches
Amir Rosenthal               43    2001 to Present: Vice President, Chief Financial
                                     Officer, General Counsel and Secretary, Katy
                                   2000 to 2001: Chairman of Timex Watches Limited (India),
                                     a publicly held company headquartered in New Delhi,
                                     India
                                   1997 to 2001: Treasurer, Timex Corporation

      Officers hold office until their successors are elected or appointed by the Board of Directors and duly qualified. Officers elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors.

          PROPOSAL 2 - RATIFICATION OF THE INDEPENDENT PUBLIC AUDITORS

      PricewaterhouseCoopers LLP ("PwC"), independent public auditors, audited the financial statements of the Company for 2003. The Board of Directors, upon the recommendation of the Audit Committee, has approved the selection of PwC as independent public auditors to audit the books of Katy and its subsidiaries for the year ending December 31, 2004, to report on the consolidated balance sheets and related statement of operations of Katy and its subsidiaries, and to perform such other appropriate accounting services as may be required by the Board of Directors. The Board of Directors recommends that the stockholders vote in favor of ratifying the selection of PwC for the purposes set forth above. PwC has advised the Company that they are independent auditors with respect to the Company, within the meaning of standards established by the American Institute of Certified Public Accountants, the Independence Standards Board, and federal securities laws administered by the Securities and Exchange Commission.

      A representative of PwC will be present at the annual meeting with the opportunity to make a statement and respond to appropriate questions.

      PwC billed Katy for audit services and certain other professional services during 2003 and early 2004. These amounts are divided into the following four categories, and are detailed below.

Audit Fees

      Fees for professional services rendered by PwC for the audit of the Company's annual financial statements for 2003 were $507,051, of which an aggregate amount of $477,820 had been billed through March 31, 2004.

      Fees for professional services rendered by PwC in 2002 for the audits of the Company's annual financial statements for 2002, 2001 and 2000, and the review of the financial statements included in the Company's second and third quarter 2002 quarterly reports, were $912,401. As a result of several factors described below, full reaudits of the 2001 and 2000 financial statements were required to be performed along with the routine 2002 audit. The reaudits had a significant impact on the level of fees for the 2002 audit. The reaudits of our 2001 and 2000 financial statements came about for two reasons: 1) the Company is a former client of Arthur Andersen LLP, which has ceased operations, and 2) as a result of the actual or planned sale of certain subsidiaries, the Company presented certain businesses as discontinued operations in its financial statements for all periods presented in accordance with generally accepted accounting principles. The accounting for discontinued operations resulted in changes to the presentation of nearly all amounts in the prior years' financial statements, which were audited by Arthur Andersen LLP. As a result of these circumstances, and the Company's interpretation of Auditing Interpretation 508 of Statement of Auditing Standards No. 58, "Reports on Financial Statements," we determined that full reaudits of the prior period financial statements were required.

Audit-Related Fees

      PwC billed the Company $74,709 of audit-related fees in 2003, of which $63,709 consisted of fees for employee benefit plan audits, and $11,000 is related to review and preparation in accordance with the Section 404 of the Sarbanes-Oxley Act of 2002.

      PwC billed the Company $98,227 of audit-related fees in 2002, of which $96,227 consisted of fees for employee benefit plan audits, and $2,000 is related to other audit and attest services, transaction and due diligence services, risk and controls review and financial accounting, reporting and compliance consulting matters.

Tax Fees

      PwC billed the Company $10,530 for tax compliance and advisory services in 2003.

      PwC billed the Company $7,350 for tax compliance and advisory services in 2002.

All Other Fees

      There were no fees billed to the Company by PwC for all other services in 2003 or 2002.

REQUIRED VOTE

      Approval of this proposal to ratify the appointment of PwC requires the affirmative vote by the majority of the outstanding shares of common stock present, in person, or by proxy, at the annual meeting.

      Although the ratification of independent auditors is not required to be submitted to a vote of the stockholders, the Company believes that such ratification is a matter on which the stockholders should express their opinion. Notwithstanding stockholder approval of the ratification of independent auditors, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Audit Committee believes that such a change would be in the best interest of Katy and its stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain PwC as independent auditors for the fiscal year ending December 31, 2004.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                     INFORMATION ABOUT KATY STOCK OWNERSHIP

OUTSTANDING SHARES

      The shares of common stock are the only outstanding class of Katy voting securities. As of March 31, 2004, there were 7,880,877 shares of Katy common stock outstanding and 1,795,300 options to acquire shares of common stock exercisable within the next 60 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table and notes show, as of March 31, 2004, information on the beneficial ownership of those persons or entities (including certain members of the family of Wallace E. Carroll, former Chairman of the Board, since deceased (the "Carroll Family")), and related persons and entities, who are known to Katy to be the beneficial owners of more than 5% of the shares of the Company's common stock. The notes below the table describe the nature of that beneficial ownership. Unless otherwise indicated, the nature of beneficial ownership is that of sole voting power and sole investment power. In calculating percentages for a given person, shares for which such person has the right to acquire beneficial ownership within 60 days (e.g., through exercising options) are deemed to be outstanding.

                                              Amount and
                                               Nature of
      Name and Address                        Beneficial              Percent of
      of Beneficial Owner                      Ownership     Notes      Class
      ------------------------------------   ------------   -------   ----------
      Wallace E. Carroll, Jr. and              3,128,261      (1)        39.6%
      the WEC Jr. Trusts
      c/o CRL, Inc.
      7505 Village Square Drive, Suite 200
      Castle Rock, CO  80104

      Amelia M. Carroll and                    3,154,261      (2)        39.9%
      the WEC Jr. Trusts
      c/o CRL, Inc.
      7505 Village Square Drive, Suite 200
      Castle Rock, CO  80104

      Dimensional Fund Advisors, Inc.            443,500      (3)         5.6%
      1299 Ocean Avenue
      11th Floor
      Santa Monica, CA  90401

      Gabelli Funds, LLC, GAMCO Investors,     1,897,700      (4)        24.1%
      Inc., MJG Associates, Inc., Gabelli
      Advisers, Inc.
      One Corporate Center
      Rye, NY  10580-1434

      Supplemental Disclosure Regarding
      Convertible Preferred Stock

      KKTY Holding Company, L.L.C.                  *         (5)          *
      111 Radio Circle
      Mt. Kisco, NY  10549

      (1) Wallace E. Carroll, Jr. directly holds 181,239 shares and options to acquire 25,000 shares. He is a trustee of trusts for his and his descendants' benefit (the "WEC Jr. Trusts") which collectively hold 804,635 shares. He and certain of the WEC Jr. Trusts own all the outstanding shares of CRL, Inc. which holds 2,071,036 shares. He is also a trustee of the Wallace Foundation which holds 32,910 shares. Wallace E. Carroll, Jr. also beneficially owns 8,729 shares directly owned by his wife, Amelia M. Carroll, and 2,106 shares held by a "rabbi trust" for his wife and 2,106 shares held for him in connection with the Katy Industries, Inc. Directors' Deferred Compensation Plan. Amounts shown for Wallace E. Carroll, Jr. and Amelia M. Carroll reflect multiple counting of shares where more than one of them is a trustee of a particular trust and is required to report beneficial ownership of shares that these trusts hold.

      (2) Amelia M. Carroll holds 8,729 shares directly. She is a trustee of the WEC Jr. Trusts which collectively own 804,635 shares, and the Wallace Foundation which holds 32,910 shares. Wallace E. Carroll, Jr., her husband, and certain of the WEC Jr. Trusts, of which she is a trustee, own all the outstanding shares of CRL, Inc., which holds 2,071,036 shares. Amelia M. Carroll is also trustee of trusts for Lelia Carroll and her descendants' benefit holding 26,000 shares in the aggregate. Amelia M. Carroll also beneficially owns 181,739 shares and options to acquire 25,000 shares directly owned by her husband, and 2,106 shares held by a "rabbi trust" for her and 2,106 shares held for her husband in connection with the Katy Industries, Inc. Directors' Deferred Compensation Plan. Amounts shown for Amelia M. Carroll and Wallace E. Carroll, Jr. reflect multiple counting of shares where more than one of them is a trustee of a particular trust and is required to report beneficial ownership of shares that these trusts hold.

      (3) Information obtained from Schedule 13G dated December 31, 2003 filed by Dimensional Fund Advisors, Inc. for the calendar year 2003.

      (4) Information obtained from Schedule 13D/A dated August 29, 2003, filed by Gabelli Asset Management, Inc. ("GAMI"). That Schedule 13D/A was filed by Mario Gabelli and various entities which he directly or indirectly controlled or for which he acted as chief investment officer. The reporting persons beneficially owning the stock shown in the chart are as follows: Gabelli Funds, LLC ("Gabelli Funds") 546,600 shares, GAMCO Investors, Inc. ("GAMCO") 1,206,700 shares, MJG Associates, Inc. ("MJG") 113,400 shares, and Gabelli Advisers, Inc. ("Gabelli Advisers") 31,000 shares. Mario Gabelli, Gabelli Asset Management, Inc. ("GAMI") and Gabelli Group Capital Partners, Inc. ("Gabelli Partners") are all deemed to have beneficial ownership of the securities owned beneficially by each of these persons. Each of the reporting persons has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the securities reported for it, except that (i) GAMCO does not have the authority to vote 22,000 of the reported shares, and (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares of Katy held by the funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in Katy, and, in that event, the proxy voting committee of each fund shall vote that funds shares, (iii) the proxy voting committee of each fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Mario Gabelli, GAMI and Gabelli Partners is indirect with respect to securities beneficially owned directly by other reporting persons.

      (5) KKTY Holding Company, L.L.C., a Delaware limited liability company, currently owns 925,750 shares of the Company's convertible preferred stock, which is convertible into 15,429,241 shares of the Company's common stock. The preferred stock is convertible upon the earlier of June 28, 2006 or the occurrence of certain fundamental changes in Katy. Through

December 31, 2004 (except under certain circumstances), the holders of the convertible preferred stock are entitled to a paid-in-kind (PIK) stock dividend, which accrues from and is payable on August 1 of each year. Through March 31, 2004, the accrued and unpaid PIK dividend on the shares of convertible preferred stock held by KKTY Holding Company equaled 92,829 shares of convertible preferred stock, which when paid will be convertible into 1,547,175 shares of common stock. KKTY Holding Company is controlled by several entities, which have Kohlberg Management IV, L.L.C., a Delaware limited liability company ("KMIV"), as their general partner. Christopher Lacovara, Samuel P. Frieder, Christopher
W. Anderson, James A. Kohlberg and C. Michael Jacobi, all of whom are members of the Board of Directors of Katy, are members of KMIV. Each of Messrs. Lacovara, Frieder, Anderson, Kohlberg and Jacobi disclaim beneficial ownership of these securities for purposes of Section 16 of the Exchange Act and any other purpose. It is not expected that the preferred shares will be converted into common stock prior to June 28, 2006. However, if a conversion did occur, based upon the ownership level of convertible preferred stock at March 31, 2004, the disclosed percentage ownerships of the Katy common stock on the above table would change as follows:

                                                     Ownership
                                                     Percentage
             Name of Beneficial Owner             Upon Conversion
             ------------------------             ---------------

             Wallace E. Carroll, Jr.                   12.6%

             Amelia M. Carroll                         12.7%

             Dimensional Fund Advisors, Inc             1.8%

             Gabelli Funds, GAMCO, MJG,                 7.6%
             Gabelli Advisers

             KKTY Holding Company, L.L.C.              68.3%

SECURITY OWNERSHIP OF MANAGEMENT

      The following tables show, as of March 31, 2004, 1) the number of shares of common stock (first table) and 2) the number of shares of Convertible Preferred Stock (second table) that directors and certain executive officers beneficially own, and that directors and executive officers as a group own. Unless otherwise indicated, the nature of beneficial ownership is that of sole voting power and sole investment power. In calculating percentages, shares for which a person has the right to acquire beneficial ownership within 60 days (e.g., through exercising options) are deemed to be outstanding.

      Common Stock

                                          Amount and
                                           Nature of
         Name and Address                 Beneficial                Percent of
         of Beneficial Owner               Ownership      Notes       Class
         -----------------------------   ------------   ---------   ----------
         Christopher W. Anderson              --                          *
         William F. Andrews                   17,000        (1)           *
         Robert M. Baratta                    66,459      (1)(3)          *
         Thomas D. Burns                      75,000        (1)           *
         Daniel B. Carroll                    33,500        (1)           *
         Wallace E. Carroll, Jr            3,129,757     (1)(2)(3)      39.6%
         David C. Cooksey                     30,400        (1)           *
         Samuel P. Frieder                        --                      *
         C. Michael Jacobi                 1,054,500        (1)         11.8%
         James A. Kohlberg                        --                      *
         Christopher Lacovara                     --                      *
         David S. Rahilly                     75,000        (1)           *
         Amir Rosenthal                      260,000        (1)          3.2%
         All directors and executive       4,741,616     (1)(2)(3)      50.1%
         officers of Katy as a group
         (13 persons)

         *  Indicates 1% or less

      Convertible Preferred Stock

                                          Amount and
                                           Nature of
         Name and Address                 Beneficial                Percent of
         of Beneficial Owner               Ownership      Notes       Class
         -----------------------------   ------------   ---------   ----------
         Christopher W. Anderson                  --        (4)           *
         Samuel P. Frieder                        --        (4)           *
         James A. Kohlberg                        --        (4)           *
         Christopher Lacovara                     --        (4)           *
         C. Michael Jacobi                        --        (4)           *
         All directors and executive              --        (4)           *
         officers of Katy as a group
         (5 persons)

         *  Indicates 1% or less

      (1) Includes options to acquire the following number of shares within 60 days:

         William F. Andrews                   12,000
         Robert M. Baratta                    45,500
         Thomas D. Burns                      75,000
         Daniel B. Carroll                    25,000
         Wallace E. Carroll, Jr.              25,000
         David C. Cooksey                     30,000
         C. Michael Jacobi                 1,050,000
         David S. Rahilly                     75,000
         Amir Rosenthal                      250,000

      (2) Includes shares deemed beneficially owned by Wallace E. Carroll, Jr. in his capacity as trustee of certain trusts for the benefit of members of the Carroll Family (see notes (1) and (2) under "Security Ownership of Certain Beneficial Owners.").

      (3) Includes shares held by a "rabbi trust" in connection with either the Katy Industries, Inc. Supplemental Retirement and Deferral Plan or the Directors' Deferred Compensation Plan:

         Robert M. Baratta                     3,936
         Wallace E. Carroll, Jr.               2,106

      (4) Christopher Lacovara, Samuel P. Frieder, Christopher W. Anderson, James A. Kohlberg and C. Michael Jacobi have membership interests in Kohlberg Management IV, L.L.C., a Delaware limited liability company ("KMIV"). KMIV is the general partner of several entities with ownership interests in KKTY Holding Company, which currently owns 925,750 shares of the Company's convertible preferred stock, which is convertible into 15,429,241 shares of the Company's common stock. The preferred stock is convertible upon the earlier of June 28, 2006 or the occurrence of certain fundamental changes in Katy. Through December 31, 2004 (except under certain circumstances) the holders of the convertible preferred stock are entitled to a paid-in-kind (PIK) stock dividend, which accrues from and is payable on August 1 of each year. Through March 31, 2004, the accrued and unpaid PIK stock dividend on the shares of convertible preferred stock held by KKTY Holding Company equaled 92,829 shares of convertible preferred stock, which when paid will be convertible into 1,547,175 shares of common stock. KKTY Holding Company is controlled by several entities, which have KMIV as their general partner. Each of Messrs. Lacovara, Frieder, Anderson, Kohlberg and Jacobi disclaim beneficial ownership of these securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16 of the Exchange Act, Katy's directors, executive officers and persons beneficially owning more than 10% of the shares must file reports of ownership and changes in ownership with the SEC, and copies of these reports with the New York Stock Exchange and Katy. Based solely on reviewing copies of the Section 16 reports, Katy believes that, through December 31, 2003, its directors, executive officers and greater than 10% beneficial owners complied with their Section 16 filing requirements.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table shows, for the years ending December 31, 2003, 2002, and 2001, the cash compensation paid by Katy and its subsidiaries (and certain other compensation paid or accrued for those years) to Katy's Chief Executive Officer ("CEO"), and the four other most highly compensated executive officers for the year ended December 31, 2003.

                                                     Annual Compensation              Long-Term Compensation
                                          ----------------------------------------   -------------------------
                                                                       Other         Restricted    Securities
Name and                                                               Annual          Stock       Underlying      All Other
Principal Position               Year      Salary        Bonus     Compensation(1)     Awards        Options     Compensation(2)
------------------               ----     --------     ---------   ---------------   ----------    -----------   ---------------
C. Michael Jacobi                2003     $537,511     $167,400       $ 27,245         $   --              --        $     --
   President and Chief           2002      509,803      133,000         19,998             --              --              --
   Executive Officer             2001      250,061           --          7,398             --       1,050,000              --

Amir Rosenthal                   2003     $300,000     $ 93,000       $ 13,557         $   --              --        $     --
   Vice President,
   Chief Financial               2002      266,346       75,000         11,765             --          50,000        $     --
   Officer, General              2001       81,731       75,000          3,322             --         200,000              --
   Counsel and
   Secretary

David S. Rahilly                 2003     $250,000     $121,000       $ 11,953         $   --              --        $     --
  President, Katy                2002      221,154      187,500          9,365             --          25,000              --
  Consumer Products              2001       33,654       24,063             99             --          50,000          12,544

Thomas D. Burns                  2003     $255,625     $ 50,000       $ 15,808         $   --              --        $     --
  President,                     2002      113,461     $ 26,125          4,703             --          75,000              --
  Katy Commercial Products       2001           --           --             --             --              --              --

David C. Cooksey                 2003     $159,032     $ 39,717       $ 12,645         $   --              --        $     --
   Corporate Director of         2002      152,354       23,000          9,216             --              --              --
   Accounting and                2001      130,492           --            838             --          30,000          26,120
   Assistant Treasurer

(1) The 2003, 2002 and 2001 figures include employer contributions to the named executive Officers' 401(k) retirement accounts, automobile and other allowances, and non-cash compensation in the form of group term life insurance.

The 2003 figures include the following amounts:

                                        Other     Group Term Life
                    Auto Allowance   Allowances      Insurance      401(k) Match
                    --------------   ----------      ---------      ------------

C. Michael Jacobi      $ 12,000        $ 4,097        $ 5,148         $ 6,000
Amir Rosenthal            9,600          1,200            540           2,217
David S. Rahilly          7,200          1,200          2,135           1,418
Thomas D. Burns           7,200          3,186            237           5,185
David C. Cooksey          7,200             --          1,387           4,059

(2) During 2001, David S. Rahilly was an independent consultant to Katy prior to accepting employment with the Company on October 8, 2001. Mr. Rahilly was paid $12,544 during 2001 for services rendered in that capacity.

      During 2001, David C. Cooksey received a success bonus related to the completion of the recapitalization, equal to 25% of his base salary in December, 2000.

Option/SAR Grants in last fiscal year

      There were no stock options or Stock Appreciation Rights ("SARs") granted to the named executive officers during 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

      The following table shows the value of in-the-money options at December 31, 2003 to the named executive officers. No options were exercised in 2003.

                                Aggregate Fiscal Year-End Option Value
                       ---------------------------------------------------------

                          Number of Securities
                         Underlying Unexercised          Value of In-the-Money
                           Options at Year End          Options at Year End (1)
                       ---------------------------   ---------------------------

Name                   Exercisable   Unexercisable   Exercisable   Unexercisable
----                   -----------   -------------   -----------   -------------

C. Michael Jacobi              0        1,050,000      $     0      $1,585,500

Amir Rosenthal                 0          250,000            0         475,000

David S. Rahilly               0           75,000       41,500         139,499

Thomas D. Burns           16,667           58,333            0         124,500

David C. Cooksey               0           30,000            0          69,300

(1) Based on closing price of the New York Stock Exchange Composite Tape on December 31, 2003 of $5.71.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE OF CONTROL AND OTHER ARRANGEMENTS

President and Chief Executive Officer

      On June 28, 2001, C. Michael Jacobi entered into an employment agreement with Katy. The contract states that if Mr. Jacobi is terminated other than for cause, Katy will continue to pay his base salary for (i) one year, if such termination occurs other than as a result of a Change in Control, or (ii) two years, if such termination is a result of or within the six month period following a Change in Control.

Vice President, Chief Financial Officer, General Counsel and Secretary

      On August 6, 2001, Amir Rosenthal entered into an employment agreement with Katy. The contract states in the event that, if prior to December 31, 2004, Mr. Rosenthal's employment is terminated other than for cause, or there is a Change of Control event after which (i) Mr. Rosenthal is terminated other than for cause, (ii) he is required to relocate or (iii) there is substantial change in his job responsibilities, Katy will continue to pay his regular base salary for a period of one year.

      For purposes of Messrs. Jacobi's and Rosenthal's agreements, "Change in Control" means (i) a sale of 100% of Katy's outstanding capital stock, (ii) a sale of all or substantially all of Katy's operating subsidiaries or assets or
(iii) a transaction or transactions in which any third party acquires Katy stock in an amount greater than that held by KKTY Holding Company and in which KKTY Holding Company relinquishes its right to nominate a majority of the candidates for election to the Board.

DIRECTORS' COMPENSATION

      For 2003, directors who were not employed by Katy or its subsidiaries received: (i) an annual retainer of $10,000; (ii) options to acquire 2,000 shares under the Directors Stock Option Plan (see below); (iii) a stock grant of 500 shares for service on the Board of Directors; and (iv) $2,500 for attending each meeting of the Board. This group of directors also received in 2003: (i) an annual retainer of $6,000 if they chaired a Board committee, and (ii) $1,000 for attending each meeting of a Board committee. Class II directors and those directors that are also officers do not receive the compensation described in this section for their service on the Board of Directors. For 2004, there is no change anticipated for directors' compensation.

      Under the Katy Industries, Inc. Non-Employee Director Stock Option Plan (the "Directors' Stock Option Plan"), each non-employee director who is not a Class II director receives on the date immediately following the annual meeting an annual grant of options to acquire 2,000 shares of Katy common stock. The exercise price is the fair market value on the date of grant. The director may exercise these options at any time during the ten years from the date of grant.

      Directors receiving compensation for their services may also participate in the Directors' Deferred Compensation Plan which became effective June 1, 1995 (the "Directors' Deferred Compensation Plan"). Under this Plan, a director may defer directors' fees, retainers and other compensation paid for services as a director until the later of the director's attainment of age 62 or ceasing to be a director. Each director has 30 days before the beginning of a Plan Year (as defined in the Directors' Deferred Compensation Plan) in which to elect to participate in the Directors' Deferred Compensation Plan. Directors may invest these amounts in one or more investment alternatives offered by Katy. Directors may elect to receive distributions of deferred amounts in a lump sum or five annual installments.

COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "Compensation Committee") presents the following executive compensation report for the 2003 fiscal year:

      The Compensation Committee consists of Wallace E. Carroll, Jr., (Chairman), Christopher Lacovara and Christopher W. Anderson. A current copy of the Compensation Committee charter is available on the Company's website at www.katyindustries.com. The Committee makes decisions on executive officer compensation and reports its decisions to the Board. It also seeks the Board's approval on the Chief Executive Officer's compensation. The following summarizes the compensation practice and philosophy that was in effect at Katy for the fiscal year ended December 31, 2003. Modifications to such philosophy have been, and may continue to be, made.

Compensation Philosophy

      Katy's compensation program aims to align executive officers' economic interests with those of stockholders (including Katy's financial objectives and market performance). The Compensation Committee seeks to adjust compensation levels (through competitive base salaries and bonus payments) based on individual and Company performance. It reviews the executive compensation program annually in view of Katy's annual strategic and financial objectives and performance.

Compensation Program Components

      Annual compensation for Katy's Chief Executive Officer and other executive officers (including the named executive officers) consists of two cash compensation components: base salary and annual cash bonuses. A third component, stock options and SARs, are used for executive retention, to attract new key people, and to align the long-term interests of eligible executives with those of stockholders.

      Salary and bonus levels reflect job responsibility, Compensation Committee judgments of individual effort and performance, and Katy's financial and market performance (in light of the competitive environment in which Katy operates). Annual cash compensation is also influenced by comparable companies' compensation practices so that Katy remains reasonably competitive in the market. While competitive pay practices are important, the Compensation Committee believes that the most important considerations are individual merit and is Katy's financial and market performance. In considering Katy's financial and market performance, the Compensation Committee reviews, among other things, net income, cash flow, working capital and revenues and share price performance relative to comparable companies and historical performance.

      The annual bonus plan compensates employees based on target bonus opportunities established by the Compensation Committee stated as a percentage of annual base salary for recommended key employees each year (including the Chief Executive Officer and the other named executive officers). An employee achieves the target bonus opportunity if he or she meets 100% of pre-established performance goals. A higher or lower bonus is earned if performance exceeds or falls short of the target levels. All bonuses paid for 2003 were based on the provisions of the annual bonus plan. For 2003, all bonuses paid were based on the provisions of the annual bonus plan and all named executive officers received a bonus based on the achievement of specific performance goals. However, the Compensation Committee felt that certain employees, including one of the named executive officers (Thomas D. Burns), performed in a manner that exceeded expectations in certain areas that benefited the Company during 2003. As a result, cash bonuses were awarded in amounts indicated in the executive compensation table. These bonuses were less than the named executive officer's bonus target in each case, with the exception of David S. Rahilly. Also, employees at certain subsidiaries received bonuses based on the operating performance at their divisions

      The Supplemental Retirement and Deferral Plan (the "Supplemental Deferral Plan"), among other things, allows participants to voluntarily defer up to 100% of their annual bonus and up to 50% of their base salary until retirement or termination of his or her employment. Katy invests voluntary deferrals and profit sharing allocations at the employee's election in several investment alternatives offered by Katy.

      The third compensation component is a stock option and SAR program. Under Katy's current stock option program, the Board may provide compensation in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance units or shares, and other incentive awards including cash bonuses, contingent on Katy's share price reaching certain goals specified under the stock option and SAR program. The Compensation Committee believes that the stock option and SAR program optimizes Katy's growth and profitability by providing incentives to employees which are consistent with Katy's goals and which link employees' personal interests to those of the stockholders. The stock option program is also intended to give Katy flexibility to attract, motivate, and retain the services of employees and other individuals who contribute to its success. During 2003, 30,000 stock options and 50,000 SARs were granted to employees.

Chief Executive Officer Compensation

      C. Michael Jacobi became President and Chief Executive Officer in June 2001. Mr. Jacobi's salary for 2003 was increased in April 2003 from $530,000 to $540,000 on an annual basis. This increase was based upon his experience, qualifications and responsibilities. Mr. Jacobi was awarded a cash bonus of $167,400 for his achievement of specific performance goals in 2003. Mr. Jacobi was not granted any stock options or SARs during 2003.

Summary

      The Compensation Committee believes that the total compensation program for executive officers is appropriately related to individual performance and Katy's performance (including Katy's financial results and stockholder value). The Compensation Committee monitors the executive compensation of comparable companies and believes that Katy's compensation program is competitive and provides appropriate incentives for Katy's executive officers to work towards continued improvement in Katy's overall performance.

      Compensation Committee of the Board of Directors

            Wallace E. Carroll, Jr. (Chairman)
            Christopher Lacovara
            Christopher W. Anderson

      The Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's 2003 Annual Report to Stockholders, its Annual Report on Form 10-K for the year ended December 31, 2003 or any other filings with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During 2003, Katy paid Kohlberg & Co. $500,000 for ongoing management advisory services. Katy expects to pay $500,000 per year for these services, as outlined in the Recapitalization Agreement of June 2, 2001. Christopher W. Anderson is an Associate at Kohlberg & Co. Samuel P. Frieder and Christopher Lacovara are Principals of Kohlberg & Co. James A. Kohlberg is Co-Founder and Managing Principal of Kohlberg & Co. William F. Andrews, Chairman of the Board, is a consultant, or "Operating Principal," with Kohlberg & Co.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors met eight times during 2003. Each director in office at the time of such meeting attended at least 75% of the Board meetings and the meetings of the Board committees of which he is a member. The non-management directors meet in executive session without members of management present at every regular Board meeting. At these meetings, the presiding director rotates through each non-management director based on the alphabetical order of the directors' last names.

      Katy's bylaws provide for an Executive Committee to which the Board of Directors has assigned all powers delegable by law. The Executive Committee met informally through numerous telephone conferences at intervals between meetings of the full Board of Directors, and acted by unanimous consent without formal meetings. The Executive Committee consists of Christopher Lacovara, Christopher
W. Anderson and C. Michael Jacobi.

      The Board of Directors also has an Audit Committee, Compensation Committee and Nominating and Governance Committee. All of the members of these three Board committees are independent within the meaning of SEC regulations (as applicable), the listing standards of the New York Stock Exchange and Katy's Corporate Governance Guidelines.

      In November 2003, the Board approved its Corporate Governance Guidelines. The Guidelines adopted by the Board meet or exceed the standards adopted by the New York Stock Exchange. The full text of the Corporate Governance Guidelines can be found in the Corporate Governance section of the Company's website (www.katyindustries.com). A copy may also be obtained upon request from the Company's Corporate Secretary.

      Pursuant to the Corporate Governance Guidelines, the Board undertook its annual review of director independence in November 2003. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under "Certain Relationships and Related Transactions" below. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

      As a result of this review, the Board affirmatively determined that all of the directors nominated for election at the annual meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of C. Michael Jacobi and Robert M. Baratta. Mr. Jacobi is considered a non-independent inside director because of his employment as a senior executive of the Company. Mr. Baratta is considered a non-independent director because he was a senior executive of the Company within the past three years.

      The Audit Committee consists of Daniel B. Carroll (Chairman), Christopher Lacovara and William F. Andrews. This Committee met six times during 2003. The Audit Committee reviews the results of the annual audit with Katy's independent auditors, reviews the scope and adequacy of Katy's internal auditing procedures and its system of internal controls, reviews Katy's financial statements and related financial issues with management and the independent auditors, and reports its findings and recommendations to the Board of Directors. Mr. Lacovara, a member of the Audit Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. As mentioned above, the Board of Directors has determined that Mr. Lacovara is an independent director.

      The Compensation Committee consists of Wallace E. Carroll, Jr. (Chairman), Christopher Lacovara and Christopher W. Anderson. This Committee, which reviews current and deferred compensation for Katy officers and for some officers and key employees of its subsidiaries, met two times during 2003. It makes decisions on executive officer compensation and reports its decisions to the Board of Directors. It also seeks the Board's approval on the Chief Executive Officer's compensation.

      The Nominating and Governance Committee consists of Samuel P. Frieder (Chairman), William F. Andrews and Daniel B. Carroll. This Committee met two times during 2003. The Nominating and Governance Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of Katy's Corporate Governance Guidelines, and sets and reviews policies and procedures in place throughout various disciplines within the Company to ensure high ethical standards are practiced. In addition, the Committee makes recommendations to the Board regarding candidates for the Board. The Committee reports its findings and recommendations to the Board. A current copy of the Nominating and Governance Committee charter is available on the Company's website at www.katyindustries.com.

      The entire Board of Directors considers and selects nominees for directors on the basis of recommendations from the Nominating and Governance Committee. The Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management. Additionally, subject to compliance with the requirement of the bylaws, the Nominating and Governance Committee will consider nominations from stockholders.

      Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below.

      o the ability of the prospective nominee to represent the interests of the shareholders of the Company;

      o the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

      o the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards; and

      o the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

      The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

      Pursuant to the advance notice provision of our bylaws, stockholder nominations for directors must be received by Katy not less than 50 days or more than 90 days before the annual meeting. Any nominations for directors made by stockholders must include the following information regarding the nominee: name; age; business address; residence address; principal occupation or employment; class and number of shares of Katy beneficially owned; and any other information required to be disclosed in a proxy solicitation for the election of directors. Additionally, the stockholder making such nomination must provide his or her name and address, and the number of shares of the Company beneficially owned by such stockholder. No person is eligible for election as a director of the Company unless he or she is nominated (i) by the Board of Directors or (ii) in accordance with the foregoing requirements.

AUDIT COMMITTEE REPORT

      The Audit Committee acts pursuant to a written charter, as amended on March 9, 2004, by the Board of Directors. A current copy of the Audit Committee charter is available on the Company's website at www.katyindustries.com. As set forth in more detail in the charter, the Audit Committee's primary responsibilities are focused in four broad categories:

      1. Recommend to the Board of Directors the appointment of independent auditors;

      2. Consult with management or independent auditors regarding the audit scope and the audit plan;

      3.    Review and approve company financial statements; and

      4. Review with management and independent auditors the adequacy of internal controls.

      The Audit Committee has adopted pre-approval policies and procedures for audit and permissible non-audit procedures provided by our independent auditors, consistent with the requirements of SEC regulations. The policy provides for the pre-approval of particular types of services and provides specific cost limits for each such service on an annual basis. All other services provided by our independent auditors must be individually pre-approved by the Audit Committee. In determining whether to pre-approve services, the Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence. The Audit Committee delegates to its members the authority to address any requests for pre-approval of services between Audit Committee meetings. Any pre-approval determination by a member of the committee must be reported to the Audit Committee at its next scheduled meeting. There is no delegation of the Audit Committee's pre-approval authority to management. Requests or applications to provide services that require pre-approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, Treasurer or Assistant Treasurer of the Company, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The Audit Committee has reviewed and discussed the audited financial statements for the year ending 2003 with management and the Company's independent auditors, and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors the independent auditors' independence from Katy and the Company's management. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in Katy's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

      Audit Committee of the Board of Directors

            Daniel B. Carroll (Chairman)
            Christopher Lacovara
            William F. Andrews

      The Audit Committee Report shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's 2003 Annual Report to Stockholders, its Annual Report on Form 10-K for the year ended December 31, 2003 or any other filings with the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Shareholders and other parties interested in communicating directly with whole Board of Directors or the non-management directors as a group may do so by writing to Chairman of the Board, Katy Industries, Inc., 765 Straits Turnpike, Middlebury, CT 06762.

STOCK PRICE PERFORMANCE GRAPH

      The graph below compares the yearly percentage change in the cumulative total stockholder return on the shares of Katy common stock with the cumulative total return of the Russell 2000 and the cumulative total return of the Dow Jones US Industrial Diversified Index for the fiscal years ending December 31, 1998 through 2003. The graph below assumes $100 invested, including reinvestment of dividends, on December 31, 1998.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG KATY INDUSTIRES, INC., THE RUSSELL 2000 INDEX
               AND THE DOW JONES US INDUSTRIAL DIVERSIFIED INDEX

                              [LINE GRAPH OMITTED]

*$100 invested on 12/31/98 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

                 Comparison of Five Year Cumulative Total Return

                                                            Cumulative Total Return
                                        ------------------------------------------------------------
                                         12/98      12/99      12/00      12/01      12/02     12/03
Katy Industries, Inc.                   100.00      50.72      36.24      20.66      20.78     34.49

Russell 2000                            100.00     121.26     117.59     120.52      95.83    141.11

Dow Jones US Industrial Diversified     100.00     135.47     136.45     122.67      79.65    107.76

                PROPOSALS OF STOCKHOLDERS FOR 2005 ANNUAL MEETING

      In order to be considered for inclusion in Katy's proxy materials for the 2005 annual meeting of stockholders, any stockholder proposal must be addressed to Katy Industries, Inc., 765 Straits Turnpike, Middlebury, Connecticut 06762,
Attention: Secretary, and must be received no later than December 29, 2004.

      If proposals are not received in time to be included in the proxy materials, Katy's bylaws set forth additional requirements and procedures regarding the submission of stockholder proposals for consideration at an annual meeting of stockholders. A stockholder proposal or nomination intended to be brought before the 2005 annual meeting must be received by the Secretary in writing not less than 50 days or more than 90 days prior to the 2005 annual meeting. A nomination or proposal that does not comply with such requirements and procedures will be disregarded.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented at the meeting other than the proposals noted in this Proxy Statement. However, if other matters come before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment. Katy's Board of Directors has adopted an advance notice bylaw provision requiring that stockholder proposals to be made at any annual meeting be received by Katy not less than 50 days nor more than 90 days prior to the annual meeting. No such stockholder proposals were received for the 2004 annual meeting.

                                  HOUSEHOLDING

      Unless we have received contrary instructions, the Company may send a single copy of the annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce the Company's expenses.

      If you would like to receive your own set of the Company's annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of the Company's annual disclose documents, follow these instructions:

      If your shares are registered in your own name, please contact our corporate office at 765 Straits Turnpike, Middlebury, Connecticut 06762, Attn:
Secretary, and inform us of your request.

      If a bank, broker or other nominee holds your shares please contact your bank, broker or other nominee directly.

                                    FORM 10-K

      Upon written request to our corporate office at 765 Straits Turnpike, Middlebury, Connecticut 06762, stockholders will be furnished without charge a copy of our Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission, including the financial statements and the schedules thereto for the most recent fiscal year.

Middlebury, Connecticut
April 29, 2003

      The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted "FOR" proposals 1 and 2.

1.    Election of Directors:

      Nominees:

            Robert M. Baratta
            Daniel B. Carroll
            Wallace E. Carroll, Jr.
            C. Michael Jacobi

                  |_| For All      |_| Withhold All      |_| For All Except*

--------------------------------------------------------------------------------

* To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above and fill in the "For All Except" oval.

Proposal 2. To ratify the selection of PricewaterhouseCoopers LLP as the independent public auditors of Katy.

                  |_| For          |_| Against           |_| Abstain

Please check this box if you plan to attend the annual meeting.

                  |_|


Date:
                                  --------------------------------------------
                                                  (signature)


Date:
                                  --------------------------------------------
                                                  (signature)

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of a husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed in corporate name by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. If shares of stock are held of record by any other legal entity, the Proxy should be executed in the entity name by an authorized person. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Where applicable, indicate your official position or representative capacity. Please date the proxy.

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                              FOLD AND DETACH HERE


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